UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 15, 2020

10x Genomics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39035	45-5614458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6230 Stoneridge Mall Road Pleasanton, California (Address of Principal Executive Offices)	94588 (Zip Code)

(925) 401-7300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changes Since Last Report,)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	TXG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.02 Termination of a Material Definitive Agreement.

At the election of 10x Genomics, Inc. (the “Company”), on June 18, 2020 the Company terminated its Second Amended and Restated Loan and Security Agreement with Silicon Valley Bank (as amended and restated in February 2018 and as further amended, restated or supplemented from time to time, the “Loan and Security Agreement”). The Loan and Security Agreement included a term loan and a revolving line of credit. The material terms and conditions of the Loan and Security Agreement were described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, and such descriptions are incorporated herein by reference. The Company paid fees of $250,659 in connection with the termination of the Loan and Security Agreement. The Company remained in compliance with all covenants under the Loan and Security Agreement and there were no amounts outstanding under the Loan and Security Agreement at the time such agreement was terminated.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)

On June 15, 2020, the Company held its annual meeting of stockholders as a virtual meeting held over the internet via live webcast (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on two proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 24, 2020. Present at the Annual Meeting via webcast or by proxy were holders representing 66,199,414 shares of the Company’s Class A and Class B common stock (the “Common Stock”), representing 357,427,030, or approximately 75.04%, of the 476,260,582 eligible votes, constituting a quorum.

(b)	The matters described below were voted on at the Annual Meeting and the number of votes cast with respect to each matter was as indicated.

Proposal 1. Holders of the Company’s Common Stock voted to elect the three Class I directors, each to hold office for a three-year term expiring at the Company’s 2023 annual meeting of stockholders or until his respective successor has been duly elected and qualified or until his earlier resignation or removal. The final voting results are as follows:

Director Name	For	Withheld	Broker Non-Votes
Serge Saxonov	348,880,513	2,015,644	6,530,873
Benjamin J. Hindson	348,853,749	2,042,408	6,530,873
John R. Stuelpnagel	348,127,423	2,768,734	6,530,873

Proposal 2. Holders of the Company’s Common Stock voted to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2020. There were no broker non-votes on this proposal. The final voting results are as follows:

For	357,378,070
Against	3,491
Abstain	45,469

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

10x Genomics, Inc.

By:	/s/ Eric S. Whitaker
Name:	Eric S. Whitaker
Title:	General Counsel

Date: June 18, 2020